Exhibit 10.1

EXECUTION VERSION

FOURTEENTH AMENDMENT

TO

RECEIVABLES PURCHASE AGREEMENT

THIS FOURTEENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of August 30, 2023 (this “Amendment”), is entered into by TARGA RECEIVABLES LLC, as seller (the “Seller”), TARGA RESOURCES PARTNERS LP (“Targa”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity and any successor servicer designated in accordance with the terms of the Agreement, the “Servicer”), the various CONDUIT PURCHASERS signatory hereto, the various COMMITTED PURCHASERS signatory hereto, the various PURCHASER AGENTS signatory hereto, the various LC Participants signatory hereto and PNC BANK, NATIONAL ASSOCIATION, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”) and as LC BANK and amends that certain Receivables Purchase Agreement (including all signature pages, exhibits, schedules and annexes thereto), dated as of January 10, 2013, as amended by the First Amendment to Receivables Purchase Agreement, dated as of August 20, 2013, the Second Amendment to Receivables Purchase Agreement, dated as of December 13, 2013, the Third Amendment to Receivables Purchase Agreement, dated as of December 12, 2014, the Fourth Amendment to Receivables Purchase Agreement, dated as of December 11, 2015, the Fifth Amendment to Receivables Purchase Agreement, dated as of December 9, 2016, the Sixth Amendment to Receivables Purchase Agreement, dated as of December 8, 2017, the Seventh Amendment to Receivables Purchase Agreement, dated as of December 7, 2018, the Eighth Amendment to Receivables Purchase Agreement, dated as of December 6, 2019, the Ninth Amendment to Receivables Purchase Agreement, dated as of April 22, 2020, the Tenth Amendment to Receivables Purchase Agreement, dated as of April 21, 2021, the Eleventh Amendment to Receivables Purchase Agreement, dated as of December 13, 2021, the Twelfth Amendment to Receivables Purchase Agreement, dated as of April 19, 2022, and the Thirteenth Amendment to Receivables Purchase Agreement, dated as of September 2, 2022 (as so amended, and as otherwise modified, supplemented, amended or amended and restated from time to time, the “Agreement”), each by and among the Seller, TARGA RESOURCES PARTNERS LP, as servicer, the various CONDUIT PURCHASERS party thereto from time to time, the various COMMITTED PURCHASERS party thereto from time to time, the various PURCHASER AGENTS party thereto from time to time, the various LC Participants party thereto from time to time, the Administrator and the LC Bank. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, subject to the terms hereof, the parties to the Agreement wish to make certain amendments to the Agreement as provided herein; and

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1. Amendments to Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Agreement shall be, and it hereby is, amended with text marked in underline indicating additions to the Agreement and with text marked in ~~strikethrough~~ indicating deletions to the Agreement as set forth in Exhibit A attached hereto.

Section 2. [Reserved]

Section 3. Representations and Warranties of the Seller and Targa. (i) The Seller makes the representations and warranties contained in Sections 1 and 3 of Exhibit III to the Agreement, and (ii) Targa makes the representations and warranties in Section 2 of Exhibit III to the Agreement, in each case, as of the Effective Date (as defined below) (unless any such representation or warranty expressly indicates it is being made as of another specific date), both before and immediately after giving effect to this Amendment.

Section 4. Agreement in Full Force and Effect, as Amended. All of the terms and conditions of the Agreement shall remain in full force and effect, as amended by this Amendment. All references to the Agreement in the Agreement or any other document or instrument shall be deemed to mean the Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement but shall constitute an amendment with respect thereto. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

Section 5. Effectiveness. This Amendment shall become effective in accordance with its terms as of the date hereof (the “Effective Date”) upon receipt by the Administrator of:

(i) counterparts of this Amendment executed by the Seller, the Servicer, the Administrator, each Purchaser Agent, each LC Bank, each LC Participant and each Purchaser;

(ii) a duly executed copy of the Receivables Purchase Agreement – Tenth Amended and Restated Fee Letter dated as of the date hereof, together with payment of the fees required by the terms thereof to be paid on the date hereof; and

(iii) a duly executed copy of the Receivables Purchase Agreement – Administrative Agent Fee Letter dated as of the date hereof, together with payment of the fees required by the terms thereof to be paid on the date hereof.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Delivery of a signature page to, or an executed counterpart of, this Amendment by facsimile, email transmission of a scanned image, or other electronic means, shall be effective as delivery of an originally executed counterpart. The parties hereto agree that “execution,” “signed,” “signature,” and words of like import in this document shall be deemed to include electronic signatures, authentication, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), Illinois Electronic Commerce Security Act (5 ILCS 175/1-101 et seq.), or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.

Section 7. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TARGA RECEIVABLES LLC, as Seller

By:	/s/ Joel Thomas
Joel Thomas
Senior Vice President – Finance and Treasurer

[Signature Page to Fourteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

TARGA RESOURCES PARTNERS LP,
as Servicer

By:	Targa Resources GP LLC, its general partner

By:	/s/ Joel Thomas
Joel Thomas
Senior Vice President – Finance and Treasurer

[Signature Page to Fourteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ Imad Naja
Name:	Imad Naja
Title:	Senior Vice President

[Signature Page to Fourteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

THE PURCHASER GROUPS:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Purchaser Group and as a Committed Purchaser

By:	/s/ Imad Naja
Name: Imad Naja
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as an LC Bank

By:	/s/ Imad Naja
Name: Imad Naja
Title: Senior Vice President

[Signature Page to Fourteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Wells Fargo Purchaser Group and as a Committed Purchaser

By:	/s/ Dale Abernathy
Name:	Dale Abernathy
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an LC Participant

By:	/s/ Dale Abernathy
Name:	Dale Abernathy
Title:	Director

[Signature Page to Fourteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

REGIONS BANK, as Purchaser Agent for the Regions Bank Purchaser Group and as a Committed Purchaser

By:	/s/ James Barwis
Name:	James Barwis
Title:	Managing Director

REGIONS BANK, as an LC Participant

By:	/s/ James Barwis
Name:	James Barwis
Title:	Managing Director

[Signature Page to Fourteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

MIZUHO BANK, LTD., as Purchaser Agent for the Mizuho Bank Purchaser Group and as a Committed Purchaser

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

MIZUHO BANK, LTD., as an LC Participant

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

[Signature Page to Fourteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

EXHIBIT A TO ~~THIRTEENTH~~FOURTEENTH	AMENDMENT TO RECEIVABLES PURCHASE

AGREEMENT

CONFORMED RPA

(AMENDMENTS ~~1-12~~1-13, JOINDER AGREEMENT OF TARGA GAS MARKETING

AND DECEMBER 2020 INCREASE LETTER)

RECEIVABLES PURCHASE AGREEMENT

dated as of January 10, 2013

among

TARGA RECEIVABLES LLC,

as Seller

TARGA RESOURCES PARTNERS LP,

individually and as initial Servicer

THE VARIOUS CONDUIT PURCHASERS FROM TIME TO TIME PARTY HERETO,

THE VARIOUS COMMITTED PURCHASERS FROM TIME TO TIME PARTY HERETO,

THE VARIOUS PURCHASER AGENTS FROM TIME TO TIME PARTY HERETO,

THE VARIOUS LC PARTICIPANTS FROM TIME TO TIME PARTY HERETO,

and

PNC BANK, NATIONAL ASSOCIATION,

as Administrator and LC Bank

EXHIBITS
Exhibit I	Definitions
Exhibit II	Conditions to Purchases
Exhibit III	Representations and Warranties
Exhibit IV	Covenants
Exhibit V	Termination Events

SCHEDULES
Schedule I	Credit and Collection Policy
Schedule II	Lock-Box Banks and Lock-Box Accounts
Schedule III	Special Obligors and Special Obligor Limits
Schedule IV	Commitments
Schedule V	LC Sublimit Commitments

ANNEXES
Annex A-1	Form of Information Package
Annex A-2	Form of Weekly Report
Annex A-3	Form of Daily Report
Annex B	Form of Purchase Notice
Annex C	Form of Assumption Agreement
Annex D	Form of Transfer Supplement
Annex E	Form of Paydown Notice
Annex F	Form of Letter of Credit Application
Annex G	Form of Compliance Certificate
Annex H	Form of U.S. Tax Compliance Certificate

-iii-

THE PURCHASER GROUPS:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Purchaser Group

By:
Name:
Title:

Address:	PNC Bank, National Association
~~Three~~Tower at PNC Plaza
~~225~~300 Fifth Avenue, Floor 11
Pittsburgh, Pennsylvania ~~15222-2724~~15222
Attention: ~~William P. Falcon~~Brian Stanley
Telephone: (412) ~~762-5442~~768-2001
Facsimile: (~~412)762-9184~~412) 803-7142
Email: ~~william.falcon~~brian.stanley@pnc.com

S-3	Receivables Purchase Agreement (Targa Receivables LLC)

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser

By:
Name:
Title:

Address:	PNC Bank, National Association
~~Three~~Tower at PNC Plaza
~~225~~300 Fifth Avenue, Floor 11
Pittsburgh, Pennsylvania ~~15222-2724~~15222
Attention: ~~William P. Falcon~~Brian Stanley
Telephone: (412) ~~762-5442~~768-2001
Facsimile: (~~412)762-9184~~412) 803-7142
Email: ~~william.falcon~~brian.stanley@pnc.com

~~Commitment: $543,750,000~~

S-4	Receivables Purchase Agreement (Targa Receivables LLC)

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank

By:
Name:
Title:

Address:	PNC Bank, N.A.
~~225~~300 Fifth Avenue, Floor 11
Pittsburgh, Pennsylvania 15222
Attention: ~~William P. Falcon~~Brian Stanley
Telephone: (412) ~~762-5442~~768-2001
Facsimile: (~~412)762-9184~~412) 803-7142
Email: ~~william.falcon~~brian.stanley@pnc.com

~~LC Sublimit Commitment: $54,687,500~~

S-5	Receivables Purchase Agreement (Targa Receivables LLC)

PNC BANK, NATIONAL ASSOCIATION, as
Administrator

By:
Name:
Title:

Address:	PNC Bank, N.A.
~~225~~300 Fifth Avenue, Floor 11
Pittsburgh, Pennsylvania 15222
Attention: ~~William P. Falcon~~Brian Stanley
Telephone: (412) ~~762-5442~~768-2001
Facsimile: (~~412)762-9184~~412) 803-7142
Email: ~~william.falcon~~brian.stanley@pnc.com

S-6	Receivables Purchase Agreement (Targa Receivables LLC)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Wells Fargo Purchaser Group and as a Committed Purchaser

By:
Name:
Title:

Address:

Attention:
Telephone:
Facsimile:
Email:

~~Commitment: $131,250,000~~

S-7	Receivables Purchase Agreement (Targa Receivables LLC)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an LC Participant

By:
Name:
Title:

Address:

Attention:
Telephone:
Facsimile:
Email:

~~LC Sublimit Commitment: $32,812,500~~

S-8	Receivables Purchase Agreement (Targa Receivables LLC)

REGIONS BANK, as Purchaser Agent for the Regions Bank Purchaser Group and as a Committed Purchaser

By:
Name:
Title:

Address:

Attention:
Telephone:
Facsimile:
Email:

~~Commitment: $125,000,000~~

S-9	Receivables Purchase Agreement (Targa Receivables LLC)

REGIONS BANK, as an LC Participant

By:
Name:
Title:

Address:

Attention:
Telephone:
Facsimile:
Email:

~~LC Sublimit Commitment: $12,500,000~~

S-10	Receivables Purchase Agreement (Targa Receivables LLC)

by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or Unites States or foreign regulatory agencies, in each case, pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Closing Date” means January 10, 2013.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Internal Revenue Code also refer to any successor sections.

“Collections” means, with respect to any Pool Receivable: (a) all funds that are received by any Originator, the Seller or the Servicer in payment of any amounts owed in respect of such Receivable (including purchase price, finance charges, interest and all other charges and all proceeds of any drawing under any Eligible Supporting Letter of Credit with respect to such Receivable), or applied to amounts owed in respect of such Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon) and (b) all Deemed Collections.

“Commitment” means, with respect to any Committed Purchaser, the maximum aggregate amount which such Purchaser is obligated to fund hereunder at any time on account of all Funded Purchases, as set forth ~~below its signature to this Agreement~~on Schedule IV or in the Assumption Agreement or Transfer Supplement pursuant to which it became a Purchaser, as such amount may be modified in connection with any subsequent assignment pursuant to Section 6.3(c) or pursuant to Section 1.1(c) or Section 1.2(e).

“Commitment Percentage” means, with respect to (i) any Committed Purchaser in a Purchaser Group, the Commitment of such Committed Purchaser divided by the total of all Commitments of the Committed Purchasers in such Purchaser Group, (ii) any LC Participant in a Purchaser Group, the LC Sublimit Commitment of such LC Participant divided by the total of all LC Sublimit Commitments of the LC Participants in such Purchaser Group and (iii) the LC Bank, 100%.

“Committed Purchaser” means each Person listed as such (and its respective Commitment) as set forth on ~~the signature pages of this Agreement~~Schedule IV or in any Assumption Agreement or Transfer Supplement.

“Company Notes” has the meaning set forth in the Sale Agreement.

“Compliance Certificate” means a certificate substantially in the form of Annex G.

“Facility Termination Date” means the earliest to occur of: means the earliest to occur of:

(a) ~~September~~August ~~1~~29, ~~2023,~~2024 (b) the Facility Termination Date declared by the Administrator, or deemed to occur, in accordance with Section 2.2 of this Agreement, (c) the date the Purchase Limit reduces to zero pursuant to Section 1.1(c) of this Agreement, (d) with respect to each Purchaser Group, the date that the Commitment of all of the Committed Purchasers in such Purchaser Group terminate pursuant to Section 1.22, and (e) the date specified by the Seller upon not less than ten days prior written notice to the Administrator.

“FATCA” means Sections 1471 through 1474 of the Code, as of Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such section of the Code, regulation, official interpretation, or agreement.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.

“Fee Letter” means any one or more fee letter agreements among the Seller, the Administrator and the Purchaser Agents as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Fees” means the fees payable by the Seller to each member of each Purchaser Group pursuant to the Fee Letter.

“Final Termination Date” means the latest of (i) the Facility Termination Date, (ii) the date on which no Capital of or Discount in respect of the Purchased Interest shall be outstanding and an amount equal to 100% of the LC Participation Amount has been deposited in the LC Collateral Account or all Letters of Credit have expired, and (iii) the date all amounts owed by the Seller under or in connection with this Agreement to any Purchaser, any Purchaser Agent, the Administrator and any other Indemnified Party or Affected Person shall have been paid in full.

“Fiscal Month” means each calendar month.

“Fiscal Quarter” means the three calendar month period ending on the last day of March, June, September or December.

“Fiscal Year” means any period of twelve consecutive Fiscal Months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2012 Fiscal Year”) refer to the Fiscal Year ending on December 31 of such calendar year.

“Fitch” means Fitch, Inc.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the SOFR Rate or, if no floor is specified, zero.

notice to the Seller and the Servicer.

“LC Participant” means each financial institution that is a party to this Agreement as an LC Participant or that becomes a party to this Agreement as an LC Participant pursuant to an Assumption Agreement or otherwise.

“LC Participation Amount” means, at any time, the sum of the then undrawn amounts of all outstanding Letters of Credits. For the avoidance of doubt, if any Letter of Credit expires or is surrendered without being drawn (in whole or in part) then the LC Participation Amount shall automatically reduce by the face amount of the Letter of Credit which is no longer outstanding.

“LC Sublimit Commitment” means, with respect to the LC Bank or any LC Participant, the maximum aggregate amount which such LC Participant or LC Bank, as applicable, is obligated to pay hereunder on account of drawings under all Letters of Credit, in each case as set forth ~~below its signature to this Agreement~~on Schedule V or in the Assumption Agreement or Transfer Supplement pursuant to which it became a Purchaser, as such amount may be modified in connection with any subsequent assignment pursuant to Section 6.3(c) or in connection with a change in the Purchase Limit pursuant to Section 1.1(c) or Section 1.2(e).

“Lending Office” means, as to any Purchaser, the office or offices as the Purchaser may from time to time notify the Seller and the Administrator.

“Letter of Credit” means any stand-by or documentary letter of credit issued by the LC Bank for the account of the Seller pursuant to this Agreement.

“Letter of Credit Application” means a letter of credit application substantially in the form of Annex F hereto

“Letter of Credit Reimbursement Agreement” means each reimbursement agreement among the Seller and one or more Originators, each of which must be in form and substance reasonably acceptable to the Administrator and acknowledged in writing by the Administrator to be a “Letter of Credit Reimbursement Agreement” for purposes of this Agreement.

“Level 1 Ratings Event” means, with respect to the Servicer, (a) if the Servicer has an issuer credit rating from Standard & Poor’s or a corporate family rating from Moody’s, either (x) the Standard & Poor’s long-term “Issuer Rating” for the Servicer is below BB- or (y) the “Moody’s Corp. Family Rating” for the Servicer is below Ba3 or (b) if the Servicer does not have an issuer credit rating from Standard & Poor’s or a corporate family rating from Moody’s, the long-term unsecured credit rating from Standard & Poor’s for the Servicer (if available) is below BB-, the long-term unsecured credit rating from Moody’s for the Servicer (if available) is below Ba3 or the rating from such other ratings source approved by the Administrator in writing is below such level agreed to in writing by the Administrator.

“Level 2 Ratings Event” means, with respect to the Servicer, (a) if the Servicer has an issuer credit rating from Standard & Poor’s or a corporate family rating from Moody’s, either (x) the Standard & Poor’s long-term “Issuer Rating” for the Servicer is reduced below B- or (y) the

“Purchase Limit” means $~~800,000,000~~600,000,000 , as such amount may be reduced pursuant to Section 1.1(c) or in connection with any Exiting Purchaser pursuant to Section 1.22, or increased pursuant to Section 1.2(e) or (f). References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the sum of the then outstanding Aggregate Capital plus the LC Participation Amount.

“Purchase Notice” means an irrevocable written notice in substantially the form of Annex B hereto.

“Purchased Interest” means, at any time, the undivided percentage ownership interest of the Purchasers in: (a) each and every Pool Receivable now existing or hereafter arising, (b) all Related Security with respect to such Pool Receivables and (c) all Collections with respect to, and other proceeds of, such Pool Receivables and Related Security. Such undivided percentage ownership interest shall be computed as:

Aggregate Capital + Adjusted LC Participation Amount + Total Reserves

Net Receivables Pool Balance

The Purchased Interest shall be determined from time to time pursuant to Section 1.3 of this Agreement.

“Purchaser” means each Conduit Purchaser, each Committed Purchaser, each LC Participant and/or the LC Bank, as applicable.

“Purchaser Agent” means each Person acting as agent on behalf of a Purchaser Group and designated as a Purchaser Agent for such Purchaser Group on the signature pages to this Agreement or any other Person who becomes a party to this Agreement as a Purchaser Agent pursuant to an Assumption Agreement or a Transfer Supplement.

“Purchaser Group” means each separate group consisting of Conduit Purchasers (if any), one or more Committed Purchasers, a Purchaser Agent, one or more LC Participants and the LC Bank (if applicable).

“Ratable Share” means, for each Purchaser Group, such Purchaser Group’s aggregate Commitments divided by the aggregate Commitments of all Purchaser Groups.

“Rating Agency” means, with respect to any Conduit Purchaser, each rating agency chosen by such Conduit Purchaser (or its administrator) to rate its Notes.

“Rating Agency Condition” means, when applicable, with respect to any material event or occurrence, receipt by the Administrator (or the applicable Purchaser Agent) of written confirmation from each of Fitch, Standard & Poor’s and Moody’s (and/or each other Rating Agency then rating the Notes of the applicable Conduit Purchaser) that such event or occurrence shall not cause the rating on the then outstanding Notes of any applicable Conduit Purchaser to be downgraded or withdrawn.

SCHEDULE IV

COMMITMENTS

Committed Purchaser	Commitment
PNC BANK, NATIONAL ASSOCIATION	$247,500,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$117,500,000
REGIONS BANK	$117,500,000
MIZUHO BANK, LTD.	$117,500,000

Total:	$600,000,000

~~SCHEDULE III-2~~

SCHEDULE V

LC SUBLIMIT COMMITMENTS

LC Bank	LC Sublimit Commitment
PNC BANK, NATIONAL ASSOCIATION	$41,250,001
WELLS FARGO BANK, NATIONAL ASSOCIATION	$19,583,333
REGIONS BANK	$19,583,333
MIZUHO BANK, LTD.	$19,583,333

Total:	$100,000,000

~~SCHEDULE III-3~~